                          Independent Auditors' Consent

To the Shareholders and Board of Trustees of Smith Barney Investment Trust:

We consent to the incorporation by reference, in this Prospectus and Statement of Additional Information, of our report dated January 14, 2002, on the statement of assets and liabilities for Smith Barney Large Capitalization Growth Fund of Smith Barney Investment Trust (the "Fund") as of November 30, 2001, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and financial highlights for each of the years in the four-year period then ended and for the period from August 29, 1997 (commencemnt of operations) to November 30, 1997. These financial statements and financial highlights and our report thereon are included in the Annual Reports of the Funds as filed on Form N-30D.

We also consent to the references to our firm under the headings "Financial Highlights" in the Prospectuses and "Independent Auditors" in the Statements of Additional Information.

                                                                        KPMG LLP

New York, New York
March 22, 2002

                          Independent Auditors' Consent

To the Shareholders and Board of Trustees of Smith Barney Investment Trust:

We consent to the incorporation by reference, in this Prospectus and Statement of Additional Information, of our report dated January 14, 2002, on the statement of assets and liabilities for Smith Barney Mid Cap Core Fund of Smith Barney Investment Trust (the "Fund") as of November 30, 2001, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and financial highlights for each of the years in the three-year period then ended and for the period from September 1, 1998 (commencment of operations) to November 30, 1998. These financial statements and financial highlights and our report thereon are included in the Annual Reports of the Funds as filed on Form N-30D.

We also consent to the references to our firm under the headings "Financial Highlights" in the Prospectuses and "Independent Auditors" in the Statements of Additional Information.

                                                                        KPMG LLP

New York, New York
March 22, 2002

                          Independent Auditors' Consent

To the Shareholders and Board of Trustees of Smith Barney Investment Trust

We consent to the incorporation by reference, with respect to the portfolios listed below for the Smith Barney Investment Trust (the "Funds"), in these Prospectuses and Statement of Additional Information, of our reports dated January 14, 2002, on the statements of assets and liabilities as of November 30, 2001, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights and our reports thereon are included in the Annual Reports of the Funds as filed on Form N-30D.

We also consent to the references to our firm under the headings "Financial Highlights" in the Prospectuses and "Independent Auditors" in the Statements of Additional Information.

Portfolios
----------
Smith Barney Intermediate Maturity California Municipals Fund
Smith Barney Intermediate Maturity New York Municipals Fund

                                                                        KPMG LLP

New York, New York
March 22, 2002